Exhibit 99.1

FOR IMMEDIATE RELEASE

Royal Caribbean Group completes the
sale of its Azamara brand to Sycamore
Partners

MIAMI – March 19, 2021 – Royal Caribbean Group (NYSE: RCL) (the Group) today announced it completed the sale of its Azamara brand to Sycamore Partners, a private equity firm specializing in consumer, retail and distribution investments, in an all-cash transaction for $201 million. The sale included Azamara’s three-ship fleet and associated intellectual property.

This strategic deal allows the Group to focus on expanding its Royal Caribbean International, Celebrity Cruises and Silversea Cruises brands.

“This creates huge opportunities for all parties,” said Richard D. Fain, Chairman and CEO of Royal Caribbean Group. “In fact, as we are inking this deal today, Azamara already has added a fourth ship to their fleet. I am confident that the brand’s success and growth trajectory will continue under the stewardship of Sycamore.”

“We look forward to guiding and supporting Azamara in its next phase of growth,” said Stefan Kaluzny, Managing Director of Sycamore Partners. “The brand’s high guest engagement, personalized service and unique Destination Immersion® strategy, position it strongly for continued growth in the upmarket space.”

Perella Weinberg Partners LP served as financial advisor to Royal Caribbean Group and Freshfields Bruckhaus Deringer LLP provided legal counsel. Kirkland & Ellis LLP provided legal advice to Sycamore Partners.

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For Royal Caribbean Group:

Media contact: Jonathon Fishman

Email: corporatecommunications@rccl.com

Investor Relations: Carola Mengolini

Email: cmengolini@rccl.com

For Azamara:

Hue & Cry

azamaraUSPR@huecryagency.com

For Sycamore Partners:
Michael Freitag or Arielle Rothstein
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

About Royal Caribbean Group

Royal Caribbean Group is the operating business name for Royal Caribbean Cruises Ltd. Royal Caribbean Group is the owner and operator of three global cruise vacation brands: Royal Caribbean International, Celebrity Cruises, and Silversea Cruises. Royal Caribbean Group is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, our brands operate 58 ships with an additional 15 on order as of March 15, 2021. Learn more at www.royalcaribbeangroup.com or www.rclinvestor.com.

About Azamara

Azamara is an upmarket cruise line and the leader in Destination Immersion® experiences, presently with three mid-sized ships sailing to all seven continents of the world, with an additional fourth ship scheduled to join the fleet in 2022. The boutique-style ships allow them to reach marquee ports around the world and dock in smaller, less-visited hidden gems. Azamara's commitment to creating immersive experiences for travelers to connect with local cultures allows guests to travel deeper with longer stays, more overnights, and night touring. Guests can experience a boutique hotel at sea with inclusive amenities such as gratuities, beverages, cultural events and more. For more information on Azamara and future sailings, visit www.azamara.com.

About Sycamore Partners

Sycamore Partners is a private equity firm based in New York. The firm specializes in consumer, distribution and retail-related investments and partners with management teams to improve the operating profitability and strategic value of their business. With approximately $10 billion in aggregate committed capital raised since its inception in 2011, Sycamore Partners' investors include leading endowments, financial institutions, family offices, pension plans and sovereign wealth funds. For more information on Sycamore Partners, visit www.sycamorepartners.com.

Cautionary statement concerning forward-looking statements

Certain statements in this release relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “look into,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material adverse impact on our business, liquidity and results of operations, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; our ability to accurately estimate our monthly cash burn rate during the suspension of our operations; concerns over safety, health and security of guests and crew; any protocols we adopt across our fleet relating to COVID-19, such as those recommended by the Healthy Sail Panel, may be costly and less effective than we expect in reducing the risk of infection and spread of COVID-19 on our cruise ships; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness, any additional indebtedness we may incur and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; the settlement of conversions of our convertible notes, if any, in shares of our common stock or a combination of cash and shares of our common stock, which may result in substantial dilution for our existing shareholders; our expectation that we will not declare or pay dividends on our common stock for the near future; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; and uncertainties of a foreign legal system as we are not incorporated in the United States.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, copies of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov. Forward-looking statements should not be relied upon as a prediction of actual results. Undue reliance should not be placed on the forward-looking statements in this release, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.